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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                   DATE OF REPORT - January 19, 2004
                   (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)
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


              DELAWARE                              1-8974                            22-2640650
  (State or other jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
           incorporation)                                                                Number)

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101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY             07962-2497
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000




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ITEM 5. OTHER EVENTS.

                  On January 19, 2004 Honeywell International Inc. issued the following press release:

              HONEYWELL TERMINATES DISCUSSIONS WITH FEDERAL MOGUL
                            REGARDING ACQUISITION OF
                       BENDIX FRICTION MATERIALS BUSINESS


         MORRIS TOWNSHIP, NJ - January 19, 2004 -- Honeywell (NYSE:HON) today announced that it has terminated discussions with Federal-Mogul Corporation regarding the possible sale of Honeywell's automotive Bendix friction materials business. After several months of negotiations, the parties were unable to agree on the terms of a deal.

         "Our efforts with the automotive friction materials business are now focusing squarely on growth, serving the needs of our worldwide customers and continuing our long history as a global leader in friction materials," said Chairman and Chief Executive Officer Dave Cote.

         The termination of discussions with Federal Mogul will not impact the 2003 and 2004 financial guidance previously issued by the company.

         Honeywell International is a $23 billion diversified technology and manufacturing leader, serving customers worldwide with aerospace products and services; control technologies for buildings, homes and industry; automotive products; turbochargers; specialty chemicals; fibers; and electronic and advanced materials. Based in Morris Township, N.J., Honeywell's shares are traded on the New York, London, Chicago and Pacific Stock Exchanges. It is one of the 30 stocks that make up the Dow Jones Industrial Average and is also a component of the Standard & Poor's 500 Index. For additional information, please visit www.honeywell.com.


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     This release contains forward-looking statements as defined in Section
     21E of the Securities Exchange Act of 1934, including statements about future business operations, financial performance and market conditions.
                     Such forward-looking statements involve
        risks and uncertainties inherent in business forecasts as further described in our filings under the Securities Exchange Act.
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                                      # # #



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 19, 2004
                                       HONEYWELL INTERNATIONAL INC.


                                       By: /s/ Thomas F. Larkins
                                       ----------------------------------------
                                           Thomas F. Larkins
                                           Vice President, Corporate Secretary
                                           and Deputy General Counsel



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